                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A
                               AMENDMENT NO. 1

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         May 3, 1995
                                                 ----------------------------

                               CHEMPOWER, INC.
- -----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                     OHIO
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                           (State of Incorporation)


              0-17575                                 34-1481970
- -------------------------------------    ------------------------------------
      (Commission File Number)           (I.R.S. Employer Identification No.)

807 EAST TURKEYFOOT LAKE ROAD, AKRON, OHIO                        44319
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code    (216) 896-4202
                                                  ---------------------------

ITEM 2.    ACQUISITION OF ASSETS.

           On May 3, 1995, Chempower, Inc., an Ohio corporation (the "Registrant") through its wholly-owned subsidiaries, Southwick Corp., an Ohio corporation, and Brookfield Corp., an Ohio corporation (collectively, "Buyers"), purchased all of the issued and outstanding partnership units ("Units"), representing all of the partnership interests of Controlled Power Limited Partnership, an Illinois limited partnership ("CPC"). CPC is in the business of designing, manufacturing and selling electrical metalclad switchgear, power distribution systems, bus duct systems and replacement parts for mass transit authorities, utilities, and chemical and other industrial facilities throughout the country. The purchase was effected pursuant to a Partnership Unit Purchase and Sale Agreement (the "Purchase Agreement"), dated as of April 13, 1995. All of the outstanding Units were sold by Canton Power Corporation, an Illinois corporation, Henry Crown and Company (not incorporated), an Illinois limited partnership, and The Second Benture, an Illinois general partnership (collectively, "Sellers"). Through the purchase of the Units, the Buyers took control of CPC's inventory, accounts receivable, patents, real estate, plant and equipment. Pursuant to the terms of the Purchase Agreement, the Buyers made a cash payment of $4,900,000 to the Sellers at closing. The purchase price was paid from the cash reserves of the Buyers. The consideration paid by the Buyers in connection with the purchase was determined on the basis of (i) discussions between the management of the Registrant and representatives of the Sellers regarding the business and prospects of CPC. Contemporaneous with the closing of the purchase, the Buyers offered employment to all remaining employees of CPC as of the closing date. At the present time, it is the intention of the Buyers to continue the current business of CPC and to expand the business of offer sheet metal fabrication services.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.


       (a)  Financial Statements of business acquired:

            The financial statements of Controlled Power Limited Partnership (A Partnership) will be filed as Amendment No. 2.

       (b)  Pro Forma financial information:

            The pro forma financial information required by this Current Report is included on pages 5 through 9 herein.

       (c)  Exhibits:

            Number
            ------
             2.1 Partnership Unit Purchase and Sale Agreement by and among Canton Power Company, Henry Crown and Company (not incorporated), The Second Venture, Southwick Corp., and Brookfield Corp. dated as of April 13, 1995. (incorporated by reference to Exhibit 2.1 to the Company's 8-K of May 3, 1995)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CHEMPOWER, INC.
                                                (Registrant)


Date        July 14, 1995            /s/       Robert E. Rohr
    ----------------------------        ---------------------------------
                                               Robert E. Rohr
                                          Vice President of Finance and
                                                  Treasurer
                                         (on behalf of the Registrant and
                                          as Principal Financial Officer)

CHEMPOWER, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
- --------------------------------------------------------------------------------

The following unaudited pro forma financial data has been prepared to reflect the acquisition of Controlled Power Limited Partnership, a partnership, as if the transaction had been consummated on the dates indicated.

The unaudited Pro Forma Balance Sheet as of March 31, 1995 reflects the payment to acquire the partnership units of Controlled Power Limited Partnership and the resulting purchase price adjustments.

The unaudited Pro Forma Statements of Income for the year ended December 31, 1994 and the three months ended March 31, 1995 are based on the two Companies' historical results of operations adjusted to give effect to (i) the reduction in depreciation and amortization expense resulting from the new asset basis as a result of the acquisition, (ii) the reduction in interest expense charged on related party notes payable which were contributed to capital in March, 1995
(iii) the decrease in interest income associated with the cash required to purchase the assets, and (iv) the recording of the income tax benefit as a result of Controlled Power Limited Partnership having been taxed as a partnership.

The unaudited pro forma financial data is not necesarily indicative of the Companies' financial position or results of the combined operations had the transaction reflected therein actually been consummated at the assumed dates, nor are they necessarily indicative of the Companies' financial position or of results of combined operations for any future period.

CHEMPOWER, INC.
UNAUDITED PRO FORMA BALANCE SHEET
MARCH 31,1995
(In thousands)

- ------------------------------------------------------------------------------------------------------------------------------------
                                                      Historical, As Reported
                                                      -----------------------
                                                                     Controlled
                                                                    Power Limited                                   Total
                                        Chempower,                   Partnership              Pro Forma             Pro Forma
                                           Inc.                    (A Partnership)           Adjustments            Combined
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
  Cash and cash equilvalents             $14,078                       $   604              $ (4,900) (1)           $ 9,782
  Trade receivables                       14,272                         6,845                  (218) (1)            20,899
  Contracts in progress                      676                         6,823                (1,325) (1)             6,174
  Inventories                              4,148                         1,459                     -                  5,607
  Other                                      365                             -                     -                    365
                                      ----------------------------------------------------------------------------------------------
        Total current assets              33,539                        15,731                (6,443)                42,827

Property, Plant and Equipment, net         6,415                         5,697                (5,697) (1)             6,415

Other Assets                               1,631                             4                    (4) (1)             1,631
                                      ----------------------------------------------------------------------------------------------
                                         $41,585                       $21,432              $(12,144)                $50,873
                                      ==============================================================================================

LIABILITIES AND SHAREHOLDERS'
  EQUITY

Current Liabilities
  Trade payables                         $ 2,113                       $ 3,889              $      -                 $ 6,002
  Other                                    5,115                         3,592                   950 (1)               9,697
                                      ----------------------------------------------------------------------------------------------
        Total current liabilities          7,268                         7,481                   950                  15,699
                                      ----------------------------------------------------------------------------------------------
Deferred Income Taxes                        243                             -                     -                     243
                                      ----------------------------------------------------------------------------------------------
Excess of Net Assets Acquired
  Over Cost                                    -                             -                   857 (1)                 857
                                      ----------------------------------------------------------------------------------------------
Partners' Equity                               -                        13,951               (13,951) (1)                  -
                                      ----------------------------------------------------------------------------------------------

Shareholders' Equity
  Common stock                               741                             -                      -                    741
  Additional paid-in-capital              19,463                             -                      -                 19,463
  Retained earnings                       14,480                             -                      -                 14,480
                                      ----------------------------------------------------------------------------------------------
                                          34,684                             -                      -                 34,684
Less cost of common stock
  repurchased                                610                             -                      -                    610
                                      ----------------------------------------------------------------------------------------------
                                          34,074                             -                      -                 34,074
                                      ----------------------------------------------------------------------------------------------
                                         $41,585                       $21,432              $(12,144)                $50,873
                                      ==============================================================================================





CHEMPOWER, INC.
UNAUDITED PRO FORMA STATEMENT OF INCOME
Three Months Ended MARCH 31,1995
(In thousands, except share data)

- ------------------------------------------------------------------------------------------------------------------------------------
                                                      Historical, As Reported
                                                      -----------------------
                                                                    Controlled
                                                                   Power Limited                                    Total
                                       Chempower,                   Partnership               Pro Forma           Pro Forma
                                          Inc.                    (A Partnership)            Adjustments           Combined
- ------------------------------------------------------------------------------------------------------------------------------------
Revenues                                 $19,039                    $ 6,396                 $                       $25,435

Cost of revenues                          16,688                      7,604                    441 (2)               23,851
                                         -------------------------------------------------------------------------------------------

        Gross profit  (loss)               2,351                     (1,208)                   441                    1,584

Selling, general, and
  adminstrative expenses                   2,084                        620                      -                    2,704
                                         -------------------------------------------------------------------------------------------
        Operating income(loss)               267                     (1,828)                   441                   (1,120)

Financial income (expense)                   136                       (634)                   453 (3)                  (45)
                                         -------------------------------------------------------------------------------------------
        Income (loss) before
          Income taxes                       403                     (2,462)                   894                   (1,165)

Income tax expense (benefit)                 141                          -                   (630) (4)                (489)
                                         -------------------------------------------------------------------------------------------

        Net income (loss)                 $  262                    $(2,462)                $1,524                   $ (676)
                                         ===========================================================================================

Net income (loss) per common
  and common equivalent share             $ 0.04                                                                    $ (0.09)
                                       ==========                                                                ===========

Weighted average number of
  common and common
  equivalent shares outstanding         7,378,986                                                                 7,378,986
                                      ===========                                                                ===========

CHEMPOWER, INC.

UNAUDITED PRO FORMA STATEMENT OF INCOME
Year Ended December 31, 1994
(In thousands, except share data)

- ------------------------------------------------------------------------------------------------------------------------
                                              Historical, As Reported
                                       -----------------------------------
                                                             Controlled
                                                            Power Limited                                     Total
                                        Chempower,           Partnership               Pro Forma             Pro Forma
                                        Inc.               (A Partnership)             Adjustments           Combined
- ------------------------------------------------------------------------------------------------------------------------

Revenues                                $   64,329        $   40,500                 $       -               $   104,829

Cost of revenues                            56,569            48,612                     6,723 (2)                98,458
                                     -----------------------------------------------------------------------------------
        Gross profit (loss)                  7,760            (8,112)                    6,723                     6,371

Selling, general, and
  administrative expenses                    7,080             5,379                         -                    12,459
                                     -----------------------------------------------------------------------------------
        Operating income (loss)                680           (13,491)                    6,723                    (6,088)

Financial income (expense)                     432            (1,858)                    1,007 (3)                  (419)
                                     -----------------------------------------------------------------------------------
        Income (loss) before
        income taxes                         1,112           (15,349)                    7,730                    (6,507)

Income tax expense (benefit)                   330                 -                    (3,050) (4)               (2,720)
                                      ----------------------------------------------------------------------------------
        Net income (loss)               $      782        $  (15,349)                $  10,780               $    (3,787)
                                       =================================================================================
Net income (loss) per common
  and common euivalent share            $     0.11                                                           $     (0.51)
                                       ===========                                                           ===========
Weighted average number of
  common and common
  equivalent shares outstanding          7,425,998                                                             7,425,998
                                      ============                                                          ============

CHEMPOWER, INC.

NOTES TO UNAUDITED PRO FORMA FINANCIAL DATA
- --------------------------------------------------------------------------------

A - BALANCE SHEET PRO FORMA ADJUSTMENTS
- ---------------------------------------

The pro forma balance sheet assumes that the acquisition occurred on March 31, 1995 to give effect to the adjustments described below:

       (1) To adjust the assets acquired and liabilities assumed to their fair values, determined as follows:

           (a) Trade receivables adjustment represents the adjustment to net present value of amounts expected to be received.

           (b) Contracts in progress adjustment represents an adjustment for a reasonable profit allowance for completing contracts assumed.

           (c) The resulting excess of the fair value of net assets acquired over cost was used to reduce all long-term assets. The remainder of $860,000 was recorded as excess of net assets acquired over cost (negative goodwill).

           (d) The accrued expenses adjustment represents a $450,000 estimated cost to fund pension obligations plus $500,000 acquisition costs.


B - STATEMENTS OF INCOME PRO FORMA ADJUSTMENTS
- ----------------------------------------------

The pro forma statements of income give effect to the adjustments described below:

       (2) To eliminate historical depreciation and amortization expense on long-term assets acquired and to amortize negative goodwill associated with the purchase.

       (3) To eliminate interest expense relating to the related party loans of the Controlled Power Limited Partnership that were converted to equity in March 1995 and investment earnings on the $4.9 million purchase price.

       (4) To provide an income tax benefit at a 40% effective rate on the pro forma loss of Controlled Power Limited Partnership.